UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 22, 2004




                           MTI TECHNOLOGY CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-23418                  95-3601802
         --------                        -------                  ----------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                              14661 Franklin Avenue
                            Tustin, California 92780
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


                            ________________________
                 (Former Address, if changed since last report)


                                 (714) 481-7800
                                ----------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (a)-(b) Not applicable.

     (c)  Exhibits.


--------------------------------------------------------------------------------
  Exhibit            Description
   Number
--------------------------------------------------------------------------------
    99.1             Press Release dated June 22, 2004, issued by MTI Technology
                     Corporation.
--------------------------------------------------------------------------------
    99.2             Transcript of Fourth Quarter and Fiscal Year 2004
                     Conference Call of June 22, 2004.
--------------------------------------------------------------------------------


Item 12. Results of Operations and Financial Condition.

     On June 22, 2004, MTI Technology Corporation issued a press release to report its financial results for the fiscal year ended April 3, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

     On June 22, 2004, MTI Technology Corporation held a conference call regarding its financial results for the fiscal year ended April 3, 2004. A copy of the conference call transcript is furnished as Exhibit 99.2 to this report.

     The information included in this Current Report on Form 8-K, including
Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 12 and such information, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MTI TECHNOLOGY CORPORATION


Date: June 24, 2004                                   /s/ Todd Schaeffer
                                                      --------------------------
                                                      Todd Schaeffer
                                                      Chief Financial Officer

                                Index to Exhibits


--------------------------------------------------------------------------------
  Exhibit            Description
   Number
--------------------------------------------------------------------------------
    99.1             Press Release dated June 22, 2004, issued by MTI Technology
                     Corporation
--------------------------------------------------------------------------------
    99.2             Transcript of Fourth Quarter and Fiscal Year 2004
                     Conference Call of June 22, 2004
--------------------------------------------------------------------------------